AAM S&P Emerging Markets High Dividend Value ETF
Schedule of Investments
July 31, 2020 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 91.8%
	Brazil - 1.9%
16,342	Hypermarcas SA	$113,105

	Chile - 1.8%
607,447	Colbun SA	109,942

	China - 22.0%
219,500	BAIC Motor Corporation, Ltd. - H Shares	107,057
246,000	China CITIC Bank Corporation, Ltd. - H Shares	107,285
443,000	China Coal Energy Company, Ltd. - H Shares	109,747
90,000	China National Building Material Company, Ltd. - H Shares	139,583
63,500	China Shenhua Energy Company, Ltd. - H Shares	105,858
265,000	Chongqing Rural Commercial Bank Company, Ltd. - H Shares	107,365
114,000	CITIC, Ltd.	106,937
102,000	Great Wall Motor Company, Ltd. - H Shares	99,628
182,000	Lenovo Group, Ltd.	109,667
626,000	Metallurgical Corporation of China, Ltd. - H Shares	105,811
114,000	Seazen Group, Ltd.	108,113
140,000	Yanzhou Coal Mining Company, Ltd. - H Shares	109,288
		1,316,339
	Hong Kong - 1.7%
570,000	Yuexiu Property Company, Ltd.	104,436

	Indonesia - 5.7%
33,600	Gudang Garam Tbk PT (a)	115,011
951,700	Hanjaya Mandala Sampoerna Tbk PT	111,140
1,314,500	Perusahaan Gas Negara Persero Tbk PT	113,894
		340,045
	Kuwait - 1.9%
63,426	Mobile Telecommunications Company KSC	114,244

	Poland - 1.8%
12,366	PLAY Communications SA	107,301

	Malaysia - 3.7%
582,100	Astro Malaysia Holdings, Bhd.	109,144
43,600	British American Tobacco Malaysia, Bhd.	110,028
		219,172

	Philippines - 1.9%
20,770	Manila Electric Company	111,998

	Qatar - 1.8%
59,039	Ooredoo QPSC	108,641

	Republic of Korea - 8.8%
4,785	GS Engineering & Construction Corporation	108,239
15,544	Industrial Bank of Korea	105,810
662	POSCO	107,518
9,031	Posco International Corporation	104,985
14,573	Woori Financial Group, Inc.	103,971
		530,523
	Russian Federation - 8.6%
27,398	Evraz plc	103,745
1,274,000	Inter RAO UES PJSC	99,113
1,537	LUKOIL PJSC	105,273
12,037	Mobile TeleSystems PJSC - ADR	106,648
2,769	X5 Retail Group NV	104,004
		518,783
	Saudi Arabia - 1.8%
22,461	Saudi Industrial Investment Group	109,478

	South Africa - 5.1%
3,298	Kumba Iron Ore, Ltd.	106,520
95,175	Life Healthcare Group Holdings, Ltd.	97,082
536,362	Redefine Properties, Ltd.	100,162
		303,764
	Taiwan, Province of China - 15.9%
109,000	Far Eastern New Century Corporation	95,253
71,000	Farglory Land Development Company, Ltd.	103,006
128,000	Inventec Corporation	109,235
108,000	Pou Chen Corporation	97,882
27,000	Radiant Opto-Electronics Corporation	115,209
10,000	St. Shine Optical Company, Ltd.	105,822
73,000	Synnex Technology International Corporation	109,147
45,000	Uni-President Enterprises Corporation	109,833
93,000	Wistron Corporation	109,526
		954,913
	Thailand - 1.8%
29,700	Bumrungrad Hospital pcl	109,056

	Turkey - 3.7%
9,690	Ford Otomotiv Sanayi AS	115,233
29,313	Tofas Turk Otomobil Fabrikasi AS	106,761
		221,994
	United Arab Emirates - 1.9%
236,628	Aldar Properties PJSC	111,448
	TOTAL COMMON STOCKS (Cost $5,615,563)	5,505,182

	PREFERRED STOCKS - 1.8%
	Brazil - 1.8%
46,419	Cia Energetica de Minas Gerais	107,358
	TOTAL PREFERRED STOCKS (Cost $121,478)	107,358

	EXCHANGE TRADED FUNDS - 5.1%
	United States
9,515	iShares MSCI India ETF	303,909
	TOTAL EXCHANGE TRADED FUNDS (Cost $298,308)	303,909

	SHORT-TERM INVESTMENTS - 0.8%
50,931	Invesco Government & Agency Portfolio, Institutional Class - 0.7%*	50,931
	TOTAL SHORT-TERM INVESTMENTS (Cost $50,931)	50,931
	TOTAL INVESTMENTS (Cost $6,086,280) - 99.5%	5,967,380
	Other Assets in Excess of Liabilities - 0.5%	31,065
	NET ASSETS - 100.0%	$5,998,445

	Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
ADR	American Depositary Receipt
*	Rate shown is the annualized seven-day yield as of July 31, 2020.

The Global Industry Classifications Standard (GICS ®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS ® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at July 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2020:

AAM S&P Emerging Markets High Dividend Value ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$5,505,182	$-	$-	$5,505,182
Preferred Stocks	107,358	–	–	107,358
Exchange Traded Funds	303,909	–	–	303,909
Short-Term Investments	50,931	–	–	50,931
Total Investments in Securities	$5,967,380	$-	$-	$5,967,380

For the period ended July 31, 2020, the Fund did not recognize any transfers to or from Level 3.